SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       December 15, 2003
                                                ------------------------------



                          Washington Federal, Inc.
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          (Exact name of registrant as specified in its charter)




  Washington                           0-25454                     91-161606
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)




425 Pike Street, Seattle, Washington                                 98101
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(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code       (206) 624-7930
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                              Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)




Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          -------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Report:

          Exhibit 99.1  Letter to Stockholders in 2003 Annual Report.


Item 9.   Regulation FD Disclosure
          -------------

     On December 15, 2003, Washington Federal, Inc. ("Company") mailed its fiscal 2003 annual report and proxy statement to its shareholders of record as of November 28, 2003.
Both the annual report and proxy statement are available on the Company's web site at www.washingtonfederal.com. Additionally, a copy of the "Letter to Stockholders" from the annual report is included as exhibit 99.1 to this filing.








                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   WASHINGTON FEDERAL, INC.



Dated: December 15, 2003           By:  /s/ Brent J. Beardall
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                                        Brent J. Beardall
                                        Senior Vice President and
                                        Chief Financial Officer